First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                                   EXHIBIT 99.04
                                                   [FIRST USA LOGO APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK


                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-3

                -----------------------------------------------

                 Monthly Period:                   09/01/96 to
                                                   09/30/96
                 Distribution Date:                10/15/96
                 Transfer Date:                    10/11/96

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-3 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.   The total amount of the distribution
          to Certificateholders per $1,000
          original certificate principal amount                      $4.63194444

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount                               $4.63194444

     3.   The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount               $0.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1993-3
Page 2


B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collection of Principal Receivables.
          ------------------------------------

          The aggregate amount of Collections of Principal
          Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                     Principal Collection Rate    $ Amount
                         -------------------------------------------------------
                                                          9.75%   $73,135,497.42


     2.   Collection of Finance Charge Receivables.
          -----------------------------------------

          The aggregate amount of Collections of Finance Charge
          Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                          Finance Charge Yield    $ Amount
                         -------------------------------------------------------
                 Periodic Finance Charges                14.43%    $9,021,343.72
                 Discount Receivables                     1.55%      $963,284.17
                                                          -----      -----------
                   Total                                 15.98%    $9,984,627.89


     3.   Principal Receivables/Investor Percentages
          ------------------------------------------

          (a)    The aggregate amount of Principal Receivables
                 in the Trust as of the last day of the
                 Collection Period                            $17,053,055,117.78

          (b)(1) Invested Amount as of the last day
                 of the Collection Period                        $750,000,000.00

             (2) The CCA Amount as of the last day of the
                 Collection Period                                         $0.00

          (c)(1) The Floating Investor Percentage: The Invested
                 Amount plus the CCA Amount set forth in
                 paragraph 3(b) above as a percentage of the
                 aggregate amount of Principal Receivables set forth
                 in paragraph 3(a) above (finance charge & defaults)      4.398%

             (2) The Floating Investor Percentage: The Invested
                 Amount as a percentage of the aggregate amount
                 of Principal Receivables (principal collections)         4.398%

          (d)    During the Amortization Period: The Invested
                 Amount plus the CCA Amount as of _______
                 (the last day of the Revolving Period)                      N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1993-3
Page 3

          (e)  The Fixed/Floating Allocation Percentage: The
               Amount set forth in paragraph 3(d) above as a
               percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above                 N/A

     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the
          Accounts which were delinquent as of the end of the day
          on the last day of the Collection Period                    Aggregate
                                                    % of Total         Account
                                                   Outstandings        Balance
                                             -----------------------------------
          (a)  35 - 64 days                             1.91%    $334,889,318.40
          (b)  65 - 94 days                             1.12%    $197,308,239.82
          (c)  95 - 124 days                            0.80%    $139,981,378.10
          (d)  125 - 154 days                           0.71%    $124,751,619.01
          (e)  155 or more days                         1.02%    $180,266,254.33
                                             -----------------------------------
                                   Total                5.56%    $977,196,809.66
                                             ===================================

     5.   Monthly Investor Default Amount.
          --------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Collection Period allocable to the Invested Amount
               Amount (the "Monthly Investor Default
               Amount")                                            $3,219,613.99



     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)  The aggregate amount of Investor Charge-Offs
               during the Collection Period                                $0.00

          (b)  The amounts set forth in paragraph 6(a) above, per
               $1,000 original certificate principal amount (which
               will have the effect of reducing, pro rata, the
               amount of each Certificateholder's investment)              $0.00

          (c)  The aggregate amount of Investor Charge-
               Offs reimbursed on the Transfer Date                        $0.00

          (d)  The amount set forth in paragraph 6(c) above, per
               $1,000 interest (which will have the effect of
               increasing, pro rata, the amount of each
               Certificateholder's investment)                             $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1993-3
Page 4


     7.   Investor Servicing Fee.
          -----------------------

          The amount of the Investor Monthly Servicing Fee payable
          by the Trust to the Servicer for the Collection Period     $937,500.00


     8.   Withdrawal from Cash Collateral Account.
          ----------------------------------------

          The amount to be withdrawn from Cash Collateral Account
          on the related Distribution date.                                $0.00


     9.   Cash Collateral Amount.
          -----------------------

          The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                        Total                     $97,500,000.00


          The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                        Total                     $97,500,000.00


     10.  Funds on Deposit in Cash Collateral Account
          -------------------------------------------

          The aggregate amount of funds on deposit in the Cash
          Collateral Account pursuant to Section 2.11(a)(viii)
          of the Amended Loan Agreement on such Distribution
          Date                                                     $7,500,000.00


     11.  Series 1993-3 Guaranty Amount
          -----------------------------

          (a)  The Available Series 1993-3 Guaranty Amount
               on such Distribution Date                          $15,000,000.00

          (b)  The Required Series 1993-3 Guaranty Amount
               on such Distribution Date                          $15,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1993-3
Page 5



     12.  The Available Series 1993-3 Loan Amount
          ---------------------------------------

          The Available Series 1993-3 Loan Amount
          on such Distribution Date                               $75,000,000.00


     13.  The Economic Payout Amount
          --------------------------

          The Economic Payout Amount, if any, for such
          Distribution Date                                                $0.00



     14.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor
                                                                      1.00000000


     15.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period              10.82%


     16.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     7.75%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                              FIRST USA BANK
                              as Servicer


                              By:   /s/ W. Todd Peterson
                                  --------------------------------------
                                  W. Todd Peterson
                                  Vice President